SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

Date of Report: September 9, 2004
(Date of Earliest Event Reported)

TARRAGON CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Nevada	0-8003	94-2432628
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1775 Broadway, 23rd Floor
New York, New York 10019
(Address of principal executive offices)

212-949-5000
(Registrant’s telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

     On September 9, 2004, Tarragon Corporation (“Tarragon” or the “Issuer”) announced that it planned to offer $40,000,000 in aggregate principal amount of Senior Convertible Notes Due 2009 to qualified institutional buyers pursuant to Rule 144 under the Securities Act of 1933, as amended. A copy of the Press Release is attached hereto as Exhibit 99.1 and incorporated by reference in this Item 8.01.

     Tarragon has abandoned the previously-announced planned offering of Senior Notes Due 2011 announced by Press Release issued August 6, 2004, and previously reported on Current Report Form 8-K for event occurring August 6, 2004, under Item 5 thereof.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits.

     The following are filed herewith as exhibits or incorporated by reference as indicated below:

Exhibit Designation	Description of Exhibit
99.1*	Press Release dated September 9, 2004.

*Filed herewith.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 9, 2004	TARRAGON CORPORATION

	By:	/s/ Kathryn Mansfield

Kathryn Mansfield, Executive Vice President, General Counsel and Secretary

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